EXHIBIT 99.2

Second Quarter 2005

Earnings Overview

IT’S JUST THE BEGINNING

Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

IT’S JUST THE BEGINNING

Overview

Record Earnings in 2Q 2005

$57.5 million; up 33% over 2Q 2004; up 38% annualized over 1Q05

EPS of $0.38; up 15% over 2Q 2004; up $0.01 over 1Q05

Strong increase in revenues1 up 23% over 2Q 2004; 8% over 1Q05

7th consecutive quarter of expanded Net Interest Margin

Net Interest Income increased 24% over 2Q 2004; 6.5% over 1Q05

Noninterest Income1 increased 21% over 2Q 2004; 15.8% over 1Q05

Solid Internal Loan Growth2 of 9% over prior year, 6% annualized from the end of 1Q

Outstanding Deposit Growth

Average Deposits grew internally 15% from the 2Q04; 14% annualized over 1Q 2005

Florida Franchise had 25% internal growth in period-end deposits from June 30, 2004

1Excluding nonrecurring items

2Excluding Mortgage Warehouse Lending

IT’S JUST THE BEGINNING

Overview (cont’d)

Excellent Credit Quality

Nonperforming Assets Ratio at new historic low of 0.20%

Excellent net charge off history; 0.15%* for the quarter and 0.18%* YTD

FFLC acquisition closed on May 18 and converted June 2

$1.2 billion in assets; $937 million in loans; $838 million in deposits

16 locations in Lake, Sumter, Citrus and Marion counties

Recognized merger related expenses of $2 million

Sold 7 branches, 4 in Alabama and 3 in Tennessee on June 24

Recognized $9.6 million gain on the sale of branches

Sold $18 million in loans; $139 million in deposits

Deleveraged the balance sheet

Sold $745 million in securities and prepaid $605 million in long term debt

Recognized losses of $3.5 million on the sale of securities and $5.6 million on the prepayment of long term debt which substantially offset the gain on the sale of branches

Expected to better position the Company in a rising rate environment

*Annualized

IT’S JUST THE BEGINNING

In the Right Places

Colonial is in four of the fastest growing states in the country

72%* of Total Deposits are in Florida, Georgia, Texas and Nevada

58%* of Total Deposits are in Florida

Projected population growth over the next five years is expected to be 8.10%

* At 6/30/05

IT’S JUST THE BEGINNING

Branch Optimization

Over the Last Twelve Months:

13 Branches Closed in Alabama

20 Branches Sold/Selling in Alabama – 7 in 2Q05, 13 in 4Q05

30 Branches Acquired in Florida, net – 18 from Union Bank, 16 from FFLC (4 consolidated)

6 Branches Opened in Florida

As a result of our branch optimization efforts, Colonial is located in better markets with over 66% of our branches in higher growth markets – 51% in Florida vs. 42% a year ago.

IT’S JUST THE BEGINNING

Florida Franchise

Entered Florida in July of 1996

Began Florida franchise with $232 million in assets, 8 branches in Orlando

Florida at 6/30/05:

58% of Deposits in Florida – Total Deposits of $8.2 Billion

55% of Assets in Florida – Total Assets of $11.5 Billion

51% of Branches in Florida – Total Branches – 158

Strong loan and deposit growth

YTD loan growth, excluding acquisitions and mortgage warehouse, 10% annualized

YTD deposit growth, excluding acquisitions, 24%, annualized

IT’S JUST THE BEGINNING

Florida Franchise and Current Population

CENTRAL FLORIDA

Assets = $3.0 Billion

Deposits = $2.7 Billion

60 Branches

MORTGAGE WHSE.

Assets = $2.3 Billion

Deposits = $423 Million

PANHANDLE

Assets = $363 Million

Deposits = $55 Million

1 Branch, 1 LPO

SOUTH FLORIDA

Assets = $3.1 Billion

Deposits = $2.7 Billion

45 Branches

FLORIDA WEST COAST

Assets = $2.7 Billion

Deposits = $2.3 Billion

52 Branches

Current Population

2,500,000

500,000

100,000

Planned Branches through 12/31/05

Current Branches

Earnings Per Share Growth

(diluted)

$0.75

11%

3%

9%

$0.38

6%

17%

$0.33

15%

2Q04

June

June

2004

2003

2002

2001

2000

2Q05

YTD 05

YTD 04

$0.64

$1.33

$1.20

$1.16

$1.06

$1.00

IT’S JUST THE BEGINNING

Net Income Growth

($ in millions)

17%

$110

7%

15%

6%

33%

$57

$43

33%

2Q04

June

June

2004

2003

2002

2001

2000

2Q05

YTD 05

YTD 04

$115

$122

$82

$140

$150

$175

IT’S JUST THE BEGINNING

Net Interest Income

($ in millions)

$177.4

$166.6

$157.9

$149.8

$143.6

$130.8

$133.1

6.5%

5.5%

5.4%

4.3%

7.9%

1.8%

3Q04

4Q04

1Q05

2Q05

4Q03

1Q04

2Q04

IT’S JUST THE BEGINNING

Net Interest Income

Net Interest Income increased 24% over 2Q04 and 6.5% over 1Q05

Overall Average Earning Assets increased $742 million over 1Q05; yield up 27 bps

Loans comprised 74% of Average Earning Assets in 2Q05

77% of loans are adjustable or variable rate

Yield on loans including mortgage warehouse up 34 bps

Securities comprised 20% of average earnings assets in the quarter; at period end, securities comprised only 16% of earning assets

IT’S JUST THE BEGINNING

Net Interest Income

Strong Average Deposit Growth replaced Costly Wholesale Borrowings

Deposits comprised 72% of average funding in 2Q05 vs. 69% in 1Q05

Average Deposits increased $1.1 billion or 8.85% linked quarter

Cost of Interest Bearing Deposits was 110 bps less than the Rate on Average Wholesale Borrowings in 2Q05

Cost of interest bearing non-time deposits was 127 bps less than the average rate on short-term borrowings

Cost of time deposits was 105 bps less than the average rate on long-term debt

IT’S JUST THE BEGINNING

Average Deposit Growth

$13,489

$12,943

$12,392

35%

26%

15%

8%

4%

4%

14%1

15%1

1Q05

June

June

2004

2003

2002

2001

2000

2Q05*

YTD 04

YTD 05

1Excluding acquisitions and sale of branches

*Annualized

IT’S JUST THE BEGINNING

Net Interest Margin Improvement

3.80%

3.78%

3.72%

3.68%

3.70%

3.64%

3.60%

3.58%

3.60%

3.53%

3.50%

3.43%

3.40%

3.30%

3Q04

4Q04

1Q05

2Q05

3Q03

4Q03

1Q04

2Q04

IT’S JUST THE BEGINNING

Net Interest Margin

NIM up 6 bps to 3.78% in 2Q05 from 1Q05

7th Consecutive Quarter of NIM Expansion

NIM expansion was driven by the sale of Mortgage Warehouse Lending assets to an off-balance sheet conduit

On average, $830 million was outstanding to the conduit in 2Q05 – increased margin by 7 bps

Average Earning Asset Growth of $742 million was funded with deposit growth of $1.1 billion

IT’S JUST THE BEGINNING

Credit Quality

Nonperforming Assets reached a new record low of 0.20%, an improvement on our previous record low of 0.29% at 3/31/05 and 0.38% at 6/30/04

Net Charge-Off Ratio was 0.15%* for the quarter and 0.18%* for the six months ended 6/30/05

Provision increased $3.1 million over 1Q05 and $2.5 million over 2Q04; provision exceeded net charge-offs in 2Q05 and YTD05

Past dues > 30 days were 0.45% of net loans, down from 0.47% at 3/31/05

Allowance for loan losses was 1.14%, or a healthy 563% of nonperforming assets

*Annualized

IT’S JUST THE BEGINNING

Noninterest Income

($            in millions)

% Change

$            Change

1Q05

2Q05

$1.2

$13.6

$14.8

Service charges on deposit accounts

9%

(0.8)

3.9

3.1

Financial planning services

-21%

0.4

3.5

3.9

Electronic banking

11%

0.9

2.0

2.9

Mortgage banking

45%

3.1

0.8

3.9

Mortgage warehouse fees

388%

3.1

12.0

15.1

Other income (2)

26%

22%

7.9

35.8

43.7

(1.2)

(3.5)

Securities (losses) gains, net

(2.3)

0.0

9.6

Gain on sale of branches

9.6

$15.2

$34.6

$49.8

Total Noninterest Income

44%

0.85%

Noninterest Income to Average Assets (1)

0.74%

19.8%

Noninterest Income to Total Revenue (1)

17.7%

Excluding (losses) gains on sales of securities and gain on sale of branches

(1)

Includes nonrecurring gains of $2.8 million in 2Q05 and $0.5 million in 1Q05

(2)

IT’S JUST THE BEGINNING

Noninterest Expense

($            in millions)

% Change

$            Change

1Q05

2Q05

$3.9

$61.0

$64.9

Salaries and employee benefits

6%

2.3

23.5

25.8

Occupancy and equipment expenses

10%

0.9

2.3

3.2

Amortization of intangibles

39%

3.8

26.4

30.2

Other expense

14%

10%

10.9

113.2

124.1

1.1

2.1

Merger related expenses

1.0

2.3

5.6

Net losses related to the early extinguishment of debt

3.3

$15.2

$116.6

$131.8

Total Noninterest Expense

13%

56.97%

Efficiency Ratio (1)

56.37%

2.45%

Noninterest Expense to Average Assets (2)

2.33%

Notes:

-First full quarter of expenses included from Union Bank

-Half of the quarter included expenses from FFLC

-Reflects the hiring of 55 Mortgage Banking personnel

(1) Noninterest income excludes (losses) gains on sale of securities and gain on sale of branches. Noninterest expense excludes net losses related to the early extinguishment of debt.

(2) Excludes net losses related to the early extinguishment of debt

IT’S JUST THE BEGINNING

Outlook

Net interest margin is expected to remain stable for the remainder of 2005

Asset quality is expected to remain excellent

Continued strong deposit growth and solid loan growth for the remainder of the year

Diluted earnings per share is expected to range from $1.50 to $1.52 for 2005

There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

IT’S JUST THE BEGINNING

Supplemental

IT’S JUST THE BEGINNING

Deposits and Assets by State - 6/30/05

Deposits

Assets

Florida

Florida

55%

58%

Alabama

18%

Alabama

27%

Nevada

Corporate

Corporate

11%

Georgia

Texas

Texas

4%

Georgia

Nevada

2%

5%

4%

6%

6%

4%

IT’S JUST THE BEGINNING

Growing Retail Franchise – Branches by State

Planned Branch Activity for the remainder of 2005:

New Branches: 10

Florida – 7

Planned Alabama

Branch Sale: 13

At 7/20/05

Projected to 12/31/05

FL

158

FL

54%

165

51%

AL

30%

93

34%

AL

106

GA

NV

TX

NV

TX

12

GA

13

20

14

21

13

IT’S JUST THE BEGINNING

Superior Projected Population Growth

2004 - 2009 Population Growth

*

%

8.10

Colonial BancGroup, Inc.

Compass Bancshares, Inc.

7.28

South Financial Group, Inc.

7.25

Wachovia Corporation

6.27

SunTrust Banks, Inc.

6.12

BB&T Corporation

5.54

Synovus Financial Corp.

5.07

AmSouth Bancorporation

3.82

Regions Financial Corporation

3.53

Trustmark Corporation

2.99

Fifth Third Bancorp

2.97

Whitney Holding Corporation

0.92

4.99

Average

%

Low

0.92

High

8.10

Source: Keefe, Bruyette & Woods

Deposit data as of 6/30/04.

Projected population growth deposit weighted by county.

*Includes FFLC.

IT’S JUST THE BEGINNING

Loan Portfolio Distribution

($ in millions)

Mortgage Warehouse Securitization

Period-end Balance 3/31/05

Internal Growth

Sale of Branches

FFLC Bank Acquisition

Period-end Balance 6/30/05

Commercial real estate and construction

$ 9,462

$ 99

$ -

$ (6)

$ 369

$ 9,000

2,324

23

-

(3)

471

1,833

Single-family real estate

1,464

47

-

(4)

40

1,381

Other loans

614

16

-

(5)

57

546

Home equity lines

$ 13,864

$ 185

$ -

$ (18)

$ 937

$ 12,760

Total

$ 713

$ 187

$ (138)

$ -

$ -

$ 664

Mortgage warehouse lending

$ 751

$ 214

$ (112)

$ -

$ -

$ 649

Loans held for sale

IT’S JUST THE BEGINNING

Loan Growth by State – 9% YTD

(Excludes mortgage warehouse, acquisitions and the branch sale)

Contribution of internal loan growth, from December 31, 2004 to June 30, 2005, by state is as follows:

% of total internal

loan growth

Florida

53%

Texas

23%

Georgia

9%

Nevada

6%

Other

5%

Alabama

4%

Total Loans

100%

IT’S JUST THE BEGINNING

NPAs Consistently Below Industry

(as originally reported)

All FDIC insured commercial banks (as of 3/31/05)

4.50%

4.00%

3.50%

Colonial BancGroup

3.00%

NEW RECORD LOW

2.50%

2.00%

1.50%

1.00%

1.25%

1.17%

0.85%

0.78%

0.84%

0.50%

0.78%

0.65%

0.64%

0.60%

0.71%

0.55%

0.54%

0.29%

0.20%

0.00%

0.29%

’94

’95

’96

’97

’98

’99

’00

’01

’02

’03

’04

1Q05

2Q05

’92

’93

IT’S JUST THE BEGINNING

Net Charge-Offs/Average Loans

All FDIC insured commercial banks (as of 3/31/05)

1.60%

Southern Regionals

1.40%

Colonial BancGroup

1.20%

1.00%

0.80%

0.60%

0.40%

0.51%

0.47%

0.20%

0.31%

0.33%

0.29%

0.28%

0.23%

0.23%

0.21%

0.21%

0.18%

0.21%

0.19%

0.15%

0.13%

0.00%

0.09%

1

1

1Q05

’04

’03

’02

’01

’00

’99

’98

’97

’96

’95

’94

’93

’92

’91

2Q05

1 Annualized

*Source: Sandler O’Neill & Partners

IT’S JUST THE BEGINNING

Balance Sheet Growth & Mix Contribute Favorably to Interest Rate Risk

(as of 6/30/05 or as reported 2nd Quarter of 2005)

77% of loan portfolio is variable or adjustable rate

Loans, excluding mortgage warehouse, grew 9.4%1 annualized from 12/31/04

Loan yields, excluding mortgage warehouse, up 30 bps over 1Q

Securities represent only 14.7% of total assets at 6/30/05; 18.5% at 3/31/05

Average deposits grew 14%1 annualized from 1Q05; 15%1 year-over-year

Total Deposit Mix: 63% - Non-time; 22% - Noninterest Bearing DDA

Cost of interest bearing deposits up 33 bps in 2Q; Cost of deposits up only 24 basis points

1Excluding acquisitions and branch sale

28

IT’S JUST THE BEGINNING